As filed with the Securities and Exchange Commission on February 3, 2011
Registration Statement No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Delaware	DENBURY RESOURCES INC.	20-0467835
Delaware	DENBURY AIR, LLC	75-2807621
Delaware	DENBURY GATHERING & MARKETING, INC.	75-3056150
Delaware	DENBURY GREEN PIPELINE-TEXAS, LLC	26-2072301
Delaware	DENBURY GULF COAST PIPELINES, LLC	27-4160892
Delaware	DENBURY HOLDINGS, INC.	27-2051216
Louisiana	DENBURY MARINE, L.L.C.	72-1311038
Delaware	DENBURY ONSHORE, LLC	20-0467798
Delaware	DENBURY OPERATING COMPANY	75-2807620
Delaware	DENBURY PIPELINE HOLDINGS, LLC	27-4160190
Delaware	GREENCORE PIPELINE COMPANY LLC	27-0619605
(State of incorporation)	(Exact name of Registrant)	(I.R.S. Employer
Identification No.)
1311
(Primary Standard Industrial Classification Code Number)
Mark C. Allen, Senior Vice President and Chief Financial Officer
Denbury Resources Inc.
5320 Legacy Drive
Plano, Texas 75024
(972) 673-2000
(Name, address and telephone number of Registrant’s executive offices and agent for service)
Copies to:

Donald W. Brodsky	Gary L. Sellers
Judy G. Gechman	Simpson Thacher & Bartlett LLP
Baker & Hostetler LLP	425 Lexington Avenue
1000 Louisiana Street	New York, New York 10017
Suite 2000	(212) 455-2000
Houston, Texas 77002
(713) 751-1600
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering.  ☑  333-172036
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
CALCULATION OF REGISTRATION FEE

	Proposed	Amount of
Title of Each Class of Securities	Maximum	Registration
to be Registered	Offering Price	Fee(1)
Senior Subordinated Notes due 2021	$50,000,000	$5,805
Subsidiary Guarantees	(2)	(2)
Total	$50,000,000	$5,805

(1)	The registrant previously registered an aggregate principal amount of $350 million of Senior Subordinated Notes due 2021 on the Registration Statement on Form S-3 (Registration No. 333-172036). In accordance with Rule 462(b) promulgated under the Securities Act, an additional amount of Securities having a proposed maximum aggregate offering price of no more than 20% of the maximum aggregate offering price of the Securities eligible to be sold under the related Registration Statement on Form S-3 (Registration No. 333-172036), for which a filing fee of $40,635 was previously paid, are being registered.

(2)	No separate consideration will be received for the Subsidiary Guarantees.

Explanatory Note
We are filing this registration statement with the Securities and Exchange Commission pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. This registration statement relates to the same public offering of securities contemplated by the automatic shelf registration statement on Form S-3 (Registration No. 333-172036) (the “Prior Registration Statement”), effective on February 3, 2011, and is being filed for the sole purpose of increasing the maximum aggregate offering price of our Senior Subordinated Notes due 2021 to be registered by $50,000,000. The information set forth in the Prior Registration Statement, including all exhibits, is incorporated by reference herein.
The required opinions and consents are listed on the exhibit index attached hereto and filed herewith.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16. Exhibits

Exhibit
no.	Document description
*5.1	Opinion of Baker & Hostetler LLP as to the validity of the Debt Securities being registered.
*12	Denbury Resources Inc. Computation of Ratio of Earnings to Fixed Charges.
*23.1	Consent of PricewaterhouseCoopers LLP.
*23.2	Consent of DeGolyer and MacNaughton.
*23.3	Consent of Baker & Hostetler LLP (included in Exhibits 5.1).
*23.4	Consent of Ernst & Young LLP.
*23.5	Consent of Miller and Lents, Ltd.

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY RESOURCES INC.
By:	/s/Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer `

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Wieland Wettstein* Wieland Wettstein	Chairman of the Board of Directors	February 3, 2011
Gareth Roberts	Director	February 3, 2011
/s/ Michael L. Beatty* Michael L. Beatty	Director	February 3, 2011
Michael B. Decker	Director	February 3, 2011
/s/ Ronald G. Greene* Ronald G. Greene	Director	February 3, 2011
/s/ David I. Heather* David I Heather	Director	February 3, 2011
/s/ Greg McMichael* Greg McMichael	Director	February 3, 2011

Signature	Title	Date
/s/ Randy Stein* Randy Stein	Director	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY GATHERING & MARKETING, INC.
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Director (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Director (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Director	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Director	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY HOLDINGS, INC.
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Director (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Director (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Director	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Director	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY OPERATING COMPANY
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Director (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Director (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Director	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Director	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY ONSHORE, LLC
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Manager (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Manager (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Manager	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Manager	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY MARINE, L.L.C.
By:	Denbury Operating Company
its sole member

By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY PIPELINE HOLDINGS, LLC
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Manager (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Manager (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Manager	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Manager	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY AIR, LLC
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Manager (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Manager (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Manager	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Manager	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY GULF COAST PIPELINES, LLC
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Manager (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Manager (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Manager	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Manager	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

GREENCORE PIPELINE COMPANY LLC
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Manager (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Manager (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Manager	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Manager	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on February 3, 2011.

DENBURY GREEN PIPELINE — TEXAS, LLC
By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer

Signature	Title	Date

/s/ Phil Rykhoek Phil Rykhoek	Chief Executive Officer, Manager (Principal Executive Officer)	February 3, 2011
/s/ Mark C. Allen Mark C. Allen	Senior Vice President and Chief Financial Officer, Manager (Principal Financial Officer)	February 3, 2011
/s/ Ronald T. Evans* Ronald T. Evans	President and Chief Operating Officer, Manager	February 3, 2011
/s/ Robert L. Cornelius* Robert L. Cornelius	Senior Vice President — Operations and Assistant Secretary, Manager	February 3, 2011
/s/ Alan Rhoades Alan Rhoades	Vice President — Accounting (Principal Accounting Officer)	February 3, 2011
/s/ Mark C. Allen * Mark C. Allen
Attorney-in-Fact pursuant to power of attorney contained in original filing of this Registration Statement

INDEX TO EXHIBITS

Exhibit
no.	Document description
*5.1	Opinion of Baker & Hostetler LLP as to the validity of the Debt Securities being registered.
*12	Denbury Resources Inc. Computation of Ratio of Earnings to Fixed Charges.
*23.1	Consent of PricewaterhouseCoopers LLP.
*23.2	Consent of DeGolyer and MacNaughton.
*23.3	Consent of Baker & Hostetler LLP (included in Exhibits 5.1).
*23.4	Consent of Ernst & Young LLP.
*23.5	Consent of Miller and Lents, Ltd.

*	Filed herewith